                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                                       FORM 8-K





                                    Current Report

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                  Date of Report (Date of Earliest Event Reported):
                                  November 20, 1998



                            AMARILLO MESQUITE GRILL, INC.
                             (Exact Name of Registrant as
                              Specified in its Charter)


                                       0-12145
                               (Commission File Number)

            Kansas                                             48-0936946
  (State or Other Jurisdiction                          (I.R.S. Employer
of Incorporation or Organization)                        Identification Number)


                                      Suite 200
                                 302 North Rock Road
                                Wichita, Kansas  67206

                                    (316) 685-7286
                            (Registrant's Telephone Number
                                 Including Area Code)

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 20, 1998, the Registrant received notice that Allen Gibbs & Houlik LC had accepted the Registrant's offer to serve as its independent accountant effective for the audit for the year ended January 31, 1999.

During the fiscal years ended January 25, 1998 and January 26, 1997 and through the date of this report, the Registrant did not consult Allen Gibbs & Houlik LC regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered or the Registrant's financial statements that Registrant considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMARILLO MESQUITE GRILL, INC.

Date:  November 23, 1998           By: /s/ Linn F. Hohl
     ---------------------         --------------------------------
                                   Linn F. Hohl, Vice President of
                                   Finance

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMARILLO MESQUITE GRILL, INC.

Date: November 23, 1998            By:    /s/ Linn F. Hohl
                                   Linn F. Hohl, Vice President of
                                   Finance





                                      3